Exhibit 99.02

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of International BioChemical Industries, Inc. (the "Company") on Form 10-QSB for the fiscal period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy C. Moses, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                      /s/ Timothy C. Moses

                                      ______________________________________
                                      International BioChemical Industries, Inc.
                                      Chief Accounting Officer
                                      November 14, 2002